Exhibit 99.1

News Release

Covetrus to Be Acquired by Clayton, Dubilier & Rice and TPG at an Enterprise Valuation of Approximately $4 Billion

Covetrus Shareholders to Receive $21.00 per Share in Cash

Represents a 39% premium to Covetrus’ unaffected 30-day VWAP as of May 13, 2022

Portland, ME (May 25, 2022) – Covetrus® (NASDAQ: CVET) (“Covetrus” or the “Company”), a global leader in animal-health technology and services, today announced that it has entered into a definitive agreement pursuant to which funds affiliated with Clayton, Dubilier & Rice (“CD&R”), a global private investment firm, and TPG Capital, the private equity platform of global alternative asset management firm TPG (“TPG”), will acquire all outstanding shares of Covetrus common stock not already owned by affiliates of CD&R for $21.00 per share in cash, representing an enterprise value of approximately $4 billion.

CD&R and its affiliates currently beneficially own approximately 24% of the Company’s outstanding shares of common stock. The transaction delivers significant value to Covetrus’ shareholders and represents a 39% premium to Covetrus’ 30-day volume weighted average price per share as of the unaffected stock price as of May 13, 2022.

The proposed transaction has been unanimously approved by a transaction committee of independent directors of the Board of Directors of Covetrus (the “Transaction Committee”). The Board of Directors of Covetrus has unanimously approved the proposed transaction on the recommendation of the Transaction Committee.

“This transaction is an important milestone for our company, shareholders, employees, customers and partners,” said Benjamin Wolin, Covetrus’ President and Chief Executive Officer and a member of its Board of Directors. “Not only does this deal provide compelling value for our existing shareholders, it allows Covetrus to continue its mission to drive positive outcomes – both business and healthcare – for veterinarians across the globe. We appreciate CD&R’s support and their continued commitment to our company and the global veterinary community.”

“Covetrus has undergone a true transformation since our initial 2015 investment in its predecessor Vets First Choice, growing from $55 million in revenue focused primarily on online pharmacy in the US to a leading global provider of animal health services with more than $4.6 billion in revenue,” said Sarah Kim, Partner at CD&R. “We are excited to have this opportunity to grow our investment in Covetrus and to do so in partnership with TPG and management,” added Ravi Sachdev, Partner at CD&R.

“Covetrus offers a dynamic portfolio of leading distribution and technology solutions to veterinarians across the globe,” said Jeff Rhodes, Co-Managing Partner at TPG Capital. “The company is at an important stage in its ongoing evolution, and we look forward to partnering with management and CD&R to further its leadership in the growing animal health space,” continued Kendall Garrison, Partner at TPG Capital.

The transaction is expected to close in the second half of 2022. Completion of the transaction is subject to certain regulatory approvals and the satisfaction of other customary closing conditions, including the approval of Covetrus’ shareholders. The transaction will be financed through a combination of cash funded by investment funds affiliated with CD&R and TPG Capital, as well as committed debt financing.

Upon completion of the transaction, Covetrus will become a private company and will no longer be publicly listed or traded on NASDAQ. Covetrus’ management team, including Benjamin Wolin, President and Chief Executive Officer, is expected to continue to lead the Company. Covetrus plans to maintain its headquarters in Portland, Maine, and will continue to operate under its current brands.

Advisors

Goldman Sachs & Co. LLC is serving as lead financial advisor to Covetrus. Lincoln International LLC is also serving as financial advisor to Covetrus. Weil, Gotshal & Manges LLP is serving as legal counsel.

Deutsche Bank Securities Inc., UBS Investment Bank, BMO Capital Markets and Mizuho

Securities USA LLC have provided committed debt financing for the transaction and are serving as financial advisors to CD&R and TPG Capital. Debevoise & Plimpton and Ropes & Gray are acting as legal counsel for CD&R and TPG Capital.

About Covetrus

Covetrus is a global animal-health technology and services company dedicated to empowering veterinary practice partners to drive improved health and financial outcomes. We are bringing together products, services, and technology into a single platform that connects our customers to the solutions and insights they need to work best. Our passion for the well-being of animals and those who care for them drives us to advance the world of veterinary medicine. Covetrus is headquartered in Portland, Maine with more than 5,700 employees serving over 100,000 customers around the globe. For more information about Covetrus, please visit https://covetrus.com/.

About Clayton, Dubilier & Rice

Clayton, Dubilier & Rice is a private investment firm with a strategy predicated on building stronger, more profitable businesses primarily in five industry sectors, including Industrials, Healthcare, Consumer, Technology and Financial Services. Since inception, CD&R has managed the investment of more than $40 billion in over 100 companies with an aggregate transaction value of more than $175 billion. For more information, please visit www.cdr-inc.com.

About TPG

TPG is a leading global alternative asset management firm founded in San Francisco in 1992 with $120 billion of assets under management and investment and operational teams in 12 offices globally. TPG invests across five multi-product platforms: Capital, Growth, Impact, Real Estate, and Market Solutions and our unique strategy is driven by collaboration, innovation, and inclusion. Our teams combine deep product and sector experience with broad capabilities and expertise to develop differentiated insights and add value for our fund investors, portfolio companies, management teams, and communities. For more information, visit www.tpg.com or @TPG on Twitter.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements, including statement regarding the effects of the proposed acquisition of Covetrus by funds affiliated with CD&R and TPG Capital. We may, in some cases use terms such as “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “likely,” “will,” “should,” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. Such statements are based on a number of assumptions about future events and are subject to numerous risks and uncertainties, and actual results could differ materially from those anticipated due to a number of factors including, but not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain shareholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger; risks related to disruption of management’s attention from our ongoing business operations due to the proposed merger; the effect of the announcement of the proposed merger on our relationships with our customers, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; the potential for political, social, or economic unrest, terrorism, hostilities or war, including war between Russia and Ukraine and the potential impact of financial and economic sanctions on the regional and global economy; the impact of inflationary effects on the company, the effect of health epidemics, including the COVID-19 pandemic, on our business and the success of any measures we have taken or may take in the future in response thereto, including compliance with prolonged measures to contain the spread of COVID-19 which may impact our ability to continue operations at our distribution centers and pharmacies; the ability to achieve performance targets, including managing our growth effectively; the ability to launch new products; the ability to successfully integrate acquisitions, operations and employees; the ability to continue to execute on our strategic plan; the ability to attract and retain key personnel; the ability to manage relationships with our supplier and distributor network, including negotiating acceptable pricing and other terms with these partners; the ability to attract and retain customers in a price sensitive environment; the ability to maintain quality standards in our technology product offerings as well as associated customer service interactions to minimize loss of existing customers and attract new customers; access to financial markets along with changes in interest rates and foreign currency exchange rates; changes in the legislative landscape in which we operate, including potential corporate tax reform, and our ability to adapt to those changes as well as adaptation by the third-parties we are dependent upon for supply and distribution; the impact of litigation; the impact of accounting pronouncements, seasonality of our business, leases, expenses, interest expense, and debt; sufficiency of cash and access to liquidity; cybersecurity risks, including risk associated with our dependence on third party service providers as a large portion of our workforce is working from home; and those additional risks discussed under the heading “Risk Factors” in our Annual Report on Form 10-K filed on February 28, 2022. Our forward-looking statements are based on current beliefs and expectations of our management team and, except as required by law, we undertake no obligations to make any revisions to the forward-looking statements contained in this release or to update them to reflect events or circumstances occurring after the date of this release, whether as a result of new information, future developments or otherwise. Investors are cautioned not to place undue reliance on these forward-looking statements.

Additional Information and Where to Find It

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In connection with the proposed merger, the Company intends to file relevant materials with the Securities and Exchange Commission (the

“SEC”), including a proxy statement on Schedule 14A (the “Proxy Statement”), and the Company and affiliates of CD&R intend to jointly file a transaction statement on Schedule 13e-3 (the “Schedule 13e-3”). This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its shareholders in connection with the proposed merger. SHAREHOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE BUSINESS TO BE CONDUCTED AT THE SPECIAL MEETING. All such documents, when filed, may be obtained free of charge at the SEC’s website (http://www.sec.gov). These documents, once available, and the Company’s other filings with the SEC also will be available free of charge on the Company’s website at https://ir.covetrus.com/investors/sec-filings.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 1, 2022 and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on February 28, 2022. To the extent that such individual’s holdings of the Company’s common stock have changed since the amounts printed in the Company’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the identity of the potential participants, and their direct or indirect interests in the proposed merger, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with SEC in connection with the proposed merger. Free copies of these materials may be obtained as described in the preceding paragraph.

Contacts

Covetrus

Investor Contact

Nicholas Jansen

nicholas.jansen@covetrus.com

(207) 550-8106

Media Contact

Mona Downey

mona.downey@covetrus.com

Clayton, Dubilier & Rice

Lisa Pham and Deirdre Walsh

Abernathy MacGregor

ltp@abmac.com / dlw@abmac.com

713.816.1186 / 646.965.3079

TPG

Leslie Shribman and Courtney Power

media@tpg.com

415-743-1550